UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2013

(UNAUDITED)

Dear Fellow Shareholders,

March 31, 2013 marked the completion of the Davlin Philanthropic Fund’s fifth fiscal year.  The fiscal year 2013 was another stellar year in our Donation Matching Program as we delivered an average of $9.10 of matching donations for every $1.00 of charity donations specified by investors.  On the performance side, we had an enjoyable 16.71% return, beating both the Russell 2000 return of 16.30% and the S&P 500 return of 13.96%.

Charity Update:

April is here again, which means that it is time to send out our investor’s annual donation checks.  This year twenty–three amazing charities will receive checks, including:  Actor’s Fund of America, Alzheimer’s Association, ASPCA, Bay Cove Human Service, Belmont Hill School, Big Brothers Big Sisters of Massachusetts Bay, the Boston Harbor Island Alliance, Boston University, Earthwatch Institute, Feeding America, Hands Together for Haiti, Hatun Runa, Heifer Project International, Massachusetts Audubon Society, National Marine Life Center, Nature Conservancy, North Bennett Street School, Parmenter Community Health, Phillips Academy Andover, Public Theater of NY, St. George’s School, Trinity College, and University of Pittsburgh.  The donations ranged from $100.00 to $5,800.00 in size, with an average donation of $1,386.96 up 38.7% from the previous year.  The exciting part for us is that delivering the checks allows us the opportunity to visit/revisit many of these great charities.  We get to see firsthand the incredible work that these charities do to improve our world.

As you all know, we created the Donation Matching Program at the end of 2010.  In 2011, we were successful in significantly increasing the amount of investments designated for donation matching.  As a result, for the fiscal year ending March of 2012, we delivered an amazing average $11.60 of matching funds for every $1.00 of charity designated donation.  We were also successful during the last year in raising additional matching investments, but between new charity designated investments and some changes to previous matching funds, the fiscal year ending March 2013 averaged a donation matching rate of $9.10.  While it is below the previous year, it is still an inspiring Matching Premium and we can only hope to keep it this high for the up-coming year.

Please keep in mind that this Matching Premium will change both up and down over time, as the ratio between Donation Matching Investors and normal investors change with contributions and redemptions.  We don’t expect the Premium to stay at the current elevated levels forever, but we continue to work hard to attract more Donation Matching Investors.  So if you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Donation Matching Paid

April 1, 2012 through March 31, 2013

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $9.10	0.00% $0.00	0.00% $0.00
Donation Rate after Match	5.05%	0.00%	0.00%

Market Update:

We have dedicated a substantial part of our last three shareholder letters to our investments in the financial segment.  In the September 2011 Semi-Annual, we talked about the “Perfect Storm” that was hitting the insurance companies, investment banks and commercial banks.  In the March 2012 Annual Report, we spoke about being able to invest in great financial firms like Bank of NY Mellon, Wells Fargo, JP Morgan Chase, Travelers, Glacier Bancorp, Morgan Stanley, and more at well below book value.  In our September 2012 Semi-Annual, we spoke about using the bad headlines from the “London Whale” trading blunder to build JP Morgan Chase into one of our largest positions, and to add to some of our other financial investments.  I am happy to say that our persistence appears to be paying off.

Our fiscal year started in April with the market heading down into early June and then turning up and, other than a slight pull back in November, it never looked back.  In fact, the indices ended March 31, 2013 within a few points of all time highs.  The financial sector was one of the leaders charging up around 18% for the year, depending on which index you use.  The true winner within the financial sector was the insurance industry which posted gains around 27% for the year.  Even the estimated $50 billion cost of Hurricane Sandy did not hold the insurance company stock prices back.  The stock prices of all of the insurance companies and many of the rest of the financial companies went from trading at a discount to book value to prices well above book value.  We have started to take some gains and plan to take more as these companies reach their fair value.  While the insurance companies and some commercial banks are fast approaching their fair value, many of the investment banks still trade at significant discounts.  As such, we expect the financial category to continue to play an important part in our portfolio going forward.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 10.70%, besting the 7.12% delivered by the Russell 2000 and the 5.37% delivered by the S&P 500.

Performance Numbers for Last Year

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2012 Through March 31, 2013 Fund Compared to Index	16.71%	16.30% +0.41%	13.96% +2.75%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2010 Through March 31, 2013 Fund Compared to Index	11.10%	13.44% (2.34)%	12.66% (1.56)%

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through March 31, 2013 Fund Compared to Index	10.70%	7.12% +3.58%	5.37% +5.33%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Portfolio Highlights:

We have written about the first two “Best Performers” in past letters.  Nathans Famous was written about in the September 2012 Semi-Annual Report and AerCap was written about in the March 2010 Annual Report.  The next on the list is Marathon Petroleum (MPC) and its investment thesis is very similar to the two stocks that follow it on the list: Phillips 66 and Valero Energy Group.

At the end of 2010, Marathon Oil, like its peers, was frustrated with producing great profits in its oil exploration and development segment only to lose them in its refining segment.  With US consumers buying 1 to 2% less gasoline a year due to the poor economy and more fuel efficient cars, the long-term trend appeared bleak,  So in June of 2011, Marathon Oil spun-off MPC, which included 6 oil refineries, its 1,375 Speedway gas stations, and roughly 9,600 miles of pipelines.  Since we owned Marathon Oil, we received shares in the spin-off.  As a result, we started to take a closer look at refining and we came to a conclusion that was the opposite of Marathon Oil management’s beliefs.  We concluded that it was the exploration & development segments that had long term risk and that the refineries had an incredible future.  The first point was that the massive oil discoveries in the US would give the domestic refiners a long-term cost advantage relative to international competitors, because it would take years to put in place new pipelines to get the oil to global markets.  The second key point came from the fact that natural gas is the second largest feed stock for a refiner.  With all the new domestic gas production, US refiner’s were paying under $4.00 per million BTUs, while Europe was paying around $13.00 and Japan and Asia around $16.00 for the same.  We also learned that much of the new gas exploration in Europe and Eastern Europe was coming up short, so those countries don’t appear to be able to benefit from the new fracking technology.  Adding to this structural cost advantage is the fact that it is currently illegal to export natural gas in the US, so we have no domestic export facilities in place if the law was to change.  Also, natural gas is very difficult and expensive to ship across the ocean, because it must be cooled down to -260 degrees Fahrenheit to create a liquid and transported at that temperature. We concluded that the combination of all these hurdles would provide the US refiners with a natural gas cost advantage for maybe a decade or longer.  The third key part of the investment thesis came from the knowledge that with a cost advantage on both oil and natural gas, the US refiners will be able to run at a higher utilization rate, which will provide a third cost advantage through economies of scale.  The last point came from the fact that in the Summer of 2011, the US was still importing refined products like diesel from foreign countries.  This made us confident that cheaper domestic fuels would displace imports.  We also believe that exporting diesel and other refinery products is much cheaper and easier that exporting natural gas.  To date, our investment thesis has worked well.  The question now becomes when should we start to take our gains.  The domestic refiners are still expanding production and in-turn expanding their cost advantage.  Exports are growing nicely and so are profits.  The surprise is that MPC is still trading at below 8.0 times trailing earnings. So the stock market still believes that these changes are temporary and not structural.  It is our belief that at some point, the stock market will come to understand that domestic refiners have a long-term structural cost advantage and they will pay up for the stock.  That is when we will head for the door.          .

We have written about our top three “Worst Performers” in the past.  We wrote about Gleacher in the September 2010 Semi-Annual Report, Radioshack in the March 2012 Annual Report, and Global X Uranium in the September 2012 Semi-Annual Report.  So let’s talk about Dover Downs Gaming & Entertainment (DDE).  DDE is a 165,000 sq ft, 500 hotel room casino and horse track located in Dover Delaware, adjacent to the Dover International Speedway (which it does not own).  We first bought DDE in November of 2009 at 11 times trailing earnings with a 4.5% dividend yield.  At the time, the economy was in bad shape and we were looking for safe places to invest and clip good dividends while we waited for the economy to come around.  DDE had one of the strongest balance sheets in the industry and was about to roll out sports betting (parley bets only).  Federal Law prohibits sports betting in all states, except Nevada, Delaware, Montana, and Oregon.  So, DDE was going to be the biggest of two casinos to offer sports betting east of Montana. They were also on track to get final approval to offer table games in 2010, which had not been allowed before in Delaware.  In addition, they had recently received permission to stay open all day on Sunday and they were planning a significant expansion.  On the down side, the Delaware state legislators were debating higher corporate and personal taxes, and a new slots only casino was under construction in Maryland.  We believed that giving all the potential upside with sports betting and table games, this risk was worth taking.

The first hit came from a surprise Delaware state tax increase on casinos that consumed over half of DDE earnings.  The second hit came when Maryland, Pennsylvania, and Virginia passed legislation approving all gambling, including table games, in an attempt to increase tax revenue.  So over the last three year, new casinos have opened in every direction between DDE and its customer base.  Between the new taxes and new competition, DDE is now running at break-even and has eliminated its dividend.  The good news is that the state of Delaware is considering a reduction in gaming taxes.  They have also approved internet gaming for Delaware residents starting in October.  It seems that gaming is the second largest employer in Delaware and the state wants to protect those jobs.  We expect that some good news on the internet gaming later this year and maybe some tax relief in 2014 will provide us a much better price from which to exit this position.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider sharing our story with your friends and favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

(UNAUDITED)

Top 10 Positions (a) as of March 31, 2013:

% Net Assets

1.   Toyota Motor Corp ADR

2.74%

2.   Nathans Famous, Inc.

2.62%

3.   AerCap Holdings N.V.

2.50%

4.   JP Morgan Chase & Co.

2.43%

5.   Franklin Street Property Corp REIT

2.19%

6.   Cummings, Inc.

2.19%

7.   Chatham Lodging Trust

2.18%

8.   Ace Limited

2.16%

9.   Staples, Inc.

2.10%

10. Seaboard Corporation

2.08%

 Total:

          23.19%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  Nathans Famous, Inc.

          $114,715

2.  AerCap Holdings NV

          $105,448

3.  Marathon Petroleum Corp.

$94,900

4.  Phillip 66

$92,038

5.  Valero Energy Group

$78,370

Total:

          $485,471

Top 5 Worst Performers:

Realized and Unrealized Losses

1. Gleacher & Company, Inc.

$89,715

2  Radioshack Corporation

$75,571

3. Global X Uranium ETF

$41,308

4. Dover Downs Gaming & Entertainment

$28,916

5. Proshares Ultrashort Lehman

  $7,797

Total:

           $243,307

(a) Excludes short-term investments.

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2013 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	3 Year	Since Inception	Value
Davlin Philanthropic Fund	16.71%	11.10%	10.70%	$16,305
Russell 2000 Index	16.30%	13.44%	7.12%	$13,920
S&P 500 Index	13.96%	12.66%	5.37%	$12,862

20,000
15,000
10,000
5,000
-
Davlin Philanthropic Fund
Russell 2000 Index
S&P 500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund
Portfolio Analysis
March 31, 2013 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2013

Shares		Fair Value

COMMON STOCKS - 79.15%

Agricultural Chemicals - 1.41%
550	CF Industries Holdings, Inc.	$ 104,704

Aircraft Parts & Auxiliary Equipment - 1.00%
3,900	Spirit Aerosystems Holdings, Inc. Class A *	74,061

Bottled & Canned Soft Drinks - 1.18%
1,400	Monster Beverage Corp. *	66,836
1,500	National Beverage Corp.	21,075
		87,911
Communications Services, NEC - 1.46%
13,100	RRSat Global Communications Network Ltd. (Israel)	108,075

Computer & Office Equipment - 1.57%
4,900	Hewlett-Packard Co.	116,816

Computer Storage Devices - 0.20%
300	Western Digital Corp.	15,087

Concrete Gypsum Plaster Products - 0.73%
2,500	Monarch Cement Co.	54,375

Cookies & Crackers - 0.83%
800	J&J Snack Foods Corp.	61,512

Crude Petroleum & Natural Gas - 0.11%
500	WPX Energy, Inc. *	8,010

Drilling Oil & Gas Wells - 2.01%
3,900	Noble Corp.	148,785

Engines & Turbines - 2.19%
1,400	Cummins, Inc.	162,134

Fire, Marine & Casualty Insurance - 8.66%
1,800	ACE Ltd. (Switzerland)	160,146
325	Fairfax Financial Holdings Ltd. (Canada)	127,120
4,000	Montpelier RE Holdings Ltd. (Bermuda)	104,200
2,200	Safety Insurance Group, Inc.	108,152
1,700	Travelers Companies, Inc.	143,123
		642,741
Footwear - 1.25%
4,400	Sketchers USA, Inc. Class A *	93,060

Hospital & Medical Service Plans - 1.72%
2,200	Wellcare Health Plans, Inc. *	127,512

Household Audio & Video Equipment - 0.30%
4,200	Skullcandy, Inc. *	22,176

Industrial Inorganic Chemicals - 1.07%
4,000	Tronox Ltd., Class A F	79,240

Industrial Instruments for Measurement - 1.14%
2,000	Cognex Corp.	84,300

Investment Advice - 3.16%
700	Franklin Resources, Inc.	105,567
3,500	Legg Mason, Inc.	112,525
1,000	Manning & Napier, Inc. Class A	16,540
		234,632
Meat Packing Plants - 2.08%
55	Seaboard Corp.	153,999

Metal Mining - 0.26%
580	Freeport-McMoran Copper & Gold, Inc.	19,198

Miscellaneous Manufacturing Industries - 1.42%
3,000	Hillenbrand, Inc.	75,840
1,100	Oil-Dri Corp. of America	29,953
		105,793
Motor Vehicle Parts & Accessories - 2.19%
800	Delphi Automotive Plc.	35,520
3,200	Fuel Systems Solutions, Inc. *	52,704
2,600	Strattec Security Corp.	73,918
		162,142
Motor Vehicles & Passenger Cars - 2.74%
1,980	Toyota Motor Corp. ADR (Japan)	203,227

National Commercial Banks - 3.13%
3,800	JPMorgan Chase & Co.	180,348
1,400	Wells Fargo & Co.	51,786
		232,134
Newspapers: Publishing or Publishing & Printing - 0.61%
800	Tribune Co., Class A *	45,480

Oil and Natural Gas - 6.65%
1,350	BP Plc ADR (United Kingdom)	57,173
300	Conoco Phillips	18,030
1,400	Marathon Petroleum Corp.	125,440
2,050	Phillips 66	143,438
3,300	Valero Energy Corp.	150,117
		494,198
Primary Production of Aluminum - 1.05%
1,200	Kaiser Aluminum Corp.	77,580

Private Equity Firm - 0.88%
5,100	MVC Capital, Inc.	65,433

Retail - Auto Dealers & Gasoline Stations - 0.29%
1,900	West Marine, Inc. *	21,717

Retail - Eating Places - 2.62%
4,600	Nathans Famous, Inc. *	194,350

Retail - Grocery Stores - 2.50%
4,300	Village Super Market, Inc. Class A	144,867
1,000	Weis Markets, Inc.	40,700
		185,567
Retail - Miscellaneous Shopping - 2.10%
11,600	Staples, Inc.	155,672

Retail - Radio, TV & Consumer Electronics - 0.51%
11,200	RadioShack Corp.	37,632

Rolling, Drawing & Extruding of Nonferrous Metals - 0.85%
2,000	RTI International Metals, Inc. *	63,380

Savings Institution, Federally Chartered - 2.04%
5,600	People's United Financial, Inc.	75,152
3,200	Territorial Bancorp, Inc.	76,096
		151,248
Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.34%
3,000	Garmin Ltd. (Switzerland)	99,150

Security Brokers, Dealers & Flotation Companies - 4.86%
2,200	Gamco Investors, Inc. Class A	116,842
76,300	Gleacher & Company, Inc. *	45,780
11,100	JMP Group, Inc.	76,701
5,500	Morgan Stanley	120,890
		360,213
Semiconductors & Related Devices - 0.96%
2,000	Texas Instruments, Inc.	70,960

Services-Advertising Agencies - 1.04%
2,600	ValueClick, Inc. *	76,856

Services-Amusement & Recreation Services - 0.61%
21,600	Dover Downs Gaming & Entertainment, Inc.	44,928

Services-Equipment Rental & Leasing - 2.50%
12,000	AerCap Holdings N.V. (Netherlands) *	185,400

Sporting & Athletic Goods, NEC - 0.32%
3,600	Callaway Golf Co.	23,832

State Commercial Banks - 3.75%
4,500	Bank of NY Mellon Corp.	125,955
8,000	Glacier Bancorp, Inc.	151,840
		277,795
Sugar & Confectionery Products - 0.27%
1,000	John B Sanfilippo & Son, Inc.	19,980

Surgical & Medical Instruments - 0.20%
1,000	Globus Medical, Inc. *	14,680

Telephone Communications (No Radio Telephone) - 0.40%
600	Verizon Communications, Inc.	29,490

Water Transportation - 0.99%
1,450	Tidewater, Inc.	73,225

TOTAL COMMON STOCKS (Cost $4,259,684) - 79.15%		$ 5,870,390

EXCHANGE TRADED FUNDS - 3.32%
200	ETFS Palladium Trust *	15,146
420	ETFS Platinum Trust *	64,777
11,300	Global X Uranium ETF	72,659
1,200	iShares MSCI South Korea Index Fund	71,316
350	Proshares Ultrashort 20+ year Treasury *	22,998
		246,896

TOTAL EXCHANGE TRADED FUNDS (Cost $262,255) - 3.32%		$ 246,896

PREFERRED STOCK - 2.93%
2,100	Bank of NY Mellon Corp. PFD 5.20% **	53,109
375	Southern California Edison Co. PFD 5.349% **	37,875
5,200	The Goldman Sachs Group, Inc. 2010 PFD-C 4.00% **	126,152
		217,136

TOTAL PREFERRED STOCK (Cost $182,436) - 2.93%		$ 217,136

REAL ESTATE INVESTMENT TRUSTS - 5.20%
9,200	Chatham Lodging Trust	162,012
11,100	Franklin Street Properties Corp.	162,282
2,400	Pebblebrook Hotel Trust	61,896
		386,190

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $279,266) - 5.20%		$ 386,190

SHORT TERM INVESTMENTS - 9.61%
712,923	Fidelity Institutional Money Market Portfolio 0.16%**	712,923

TOTAL SHORT-TERM INVESTMENTS (Cost $712,923) - 9.61%		$ 712,923

TOTAL INVESTMENTS (Cost $5,696,564) - 100.21%		7,433,535

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.21)%		(15,160)

NET ASSETS - 100.00%		$ 7,418,375

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2013.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2013

Assets:
Investments, at Fair Value (Cost $5,696,564)	$ 7,433,535
Segregated Cash	4,090
Receivables:
Dividends and Interest	8,244
Securities Sold	14,980
Total Assets	7,460,849
Liabilities:
Accrued Management Fees (Note 4)	6,227
Accrued Charitable Contributions (Note 4)	3,113
Securities Purchased	33,134
Total Liabilities	42,474
Net Assets	$ 7,418,375

Net Assets Consist of:
Paid In Capital	$ 5,581,332
Accumulated Net Investment Loss	(41,887)
Accumulated Net Realized Gain on Investments	141,959
Unrealized Appreciation in Value of Investments	1,736,971
Net Assets, for 505,260 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 7,418,375

Net Asset Value and Offering Price Per Share ($7,418,375/505,260)	$ 14.68

Minimum Redemption Price ($14.68 x 0.99)*	$ 14.53

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the Year Ended March 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $3,654)	$ 151,987
Interest	221
Total Investment Income	152,208

Expenses:
Advisory Fees (Note 4)	62,561
Charitable Contributions (Note 4)	31,280
Total Expenses	93,841

Net Investment Income	58,367

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	154,574
Net Change in Unrealized Appreciation on Investments	852,611
Net Realized and Unrealized Gain on Investments	1,007,185

Net Increase in Net Assets Resulting from Operations	$ 1,065,552

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2013	3/31/2012
Increase in Net Assets From Operations:
Net Investment Income	$ 58,367	$ 13,323
Net Realized Gain on Investments	154,574	108,589
Net Change in Unrealized Appreciation on Investments	852,611	126,554
Net Increase in Net Assets Resulting from Operations	1,065,552	248,466

Distributions to Shareholders From:
Net Investment Income	(87,946)	(65,578)
Realized Gains	(11,240)	(153,928)
Total Distributions	(99,186)	(219,506)

Capital Share Transactions:
Proceeds from Sale of Shares	556,040	2,135,475
Shares Issued on Reinvestment of Dividends	41,336	219,209
Cost of Shares Redeemed	(85)	-
Net Increase in Net Assets from Shareholder Activity	597,291	2,354,684

Net Assets:
Net Increase in Net Assets	1,563,657	2,383,644
Beginning of Year	5,854,718	3,471,074
End of Year (Including Accumulated Net Investment
Loss of $(41,887) and $(40,199), respectively)	$ 7,418,375	$ 5,854,718

Share Transactions:
Shares Sold	43,502	176,528
Shares Issued on Reinvestment of Dividends	3,155	19,078
Shares Redeemed	(6)	-
Net Increase in Shares	46,651	195,606
Outstanding at Beginning of Year	458,609	263,003
Outstanding at End of Year	505,260	458,609

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each period.

						For the Period *
	Year Ended	Year Ended		Year Ended	Year Ended	Ended
	3/31/2013	3/31/2012		3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 12.77	$ 13.20		$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.12	0.04		0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	1.99	0.04	±	1.81	3.39	(1.74)
Total from Investment Operations	2.11	0.08		1.87	3.49	(1.65)

Distributions from:
Net Investment Income	(0.18)	(0.15)		(0.14)	(0.27)	(0.07)
Net Realized Capital Gains	(0.02)	(0.36)		(0.03)	-	-
Total Distributions	(0.20)	(0.51)		(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 14.68	$ 12.77		$ 13.20	$ 11.50	$ 8.28

Total Return ***	16.71%	1.03%		16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,418	$ 5,855		$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.50%	1.52%	†	1.50%	1.50%	1.50%	****
Ratio of Net Investment Income to Average Net Assets	0.93%	0.30%		0.52%	1.01%	1.23%	****
Portfolio Turnover Rate	19.83%	14.37%		20.60%	27.84%	33.20%

* Commencement of Investment Operations on June 11, 2008.

** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

† 0.02% is attributable to excise tax expense.

± Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2010 - 2012, or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  As of and during year ended March 31, 2013, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 5,870,390	$ -	$ -	$ 5,870,390
Exchange Traded Funds	246,896	-	-	246,896
Preferred Stock	217,136	-	-	217,136
Real Estate Investment Trusts	386,190	-	-	386,190
Short-Term Investments	712,923	-	-	712,923
Total	$ 7,433,535	$ -	$ -	$ 7,433,535

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the year ended March 31, 2013.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2013. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the year ended March 31, 2013. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2013, the Adviser was paid fees of $62,561, and was owed $6,227.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the year ended March 31, 2013, the Fund donated $31,280 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other seven trustees of the Foundation are also trustees of the Trust.  At March 31, 2013, the Fund owed $3,113 to the Foundation.

Note 5. Investment Transactions

For the year ended March 31, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $1,679,704 and $1,129,165, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at March 31, 2013, was $5,747,476.

At March 31, 2013, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$1,987,492	$(301,433)	$1,686,059

Note 6. Distributions to Shareholders

On December 27, 2012, the Fund declared an income distribution of $0.1776 per share, a short term capital gain distribution of $0.0190, and a long term capital gain distribution of $0.0037.  The distribution was paid on December 27, 2012 to shareholders of record on December 26, 2012.  The tax character of the $99,186 paid was $97,354 ordinary income and $1,832 realized gain.

On December 28, 2011, the Fund declared an income distribution of $0.1520 per share, a short term capital gain distribution of $0.0295, and a long term capital gain distribution of $0.3272.  The distribution was paid on December 28, 2011 to shareholders of record on December 27, 2011.  The tax character of the $219,506 paid was $78,309 ordinary income and $141,197 realized gain.

For the year ended March 31, 2013, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Paid In Capital	Decrease Accumulated Net Investment Loss	Increase Accumulated Net Realized Gain

$(28,293)	$27,891	$402

As of March 31, 2013 the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$ 24,393
Accumulated Realized Gain	126,591
Unrealized Appreciation on Investments	1,686,059
Total	$ 1,837,043

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales and passive foreign investment holdings.

Note 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2013, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 9.  New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have on the Fund’s financial statements.

Note 10.  Change of Service Provider

On April 10, 2013, BBD, LLP was selected as the Trust’s independent registered public accounting firm for the 2013 fiscal year. The selection of BBD, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. The reports of Cohen Fund Audit Services, Ltd., the predecessor independent registered public accounting firm, on the financial statements of the Funds for the fiscal years / period ended March 31, 2009 through and March 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and Cohen Fund Audit Services, Ltd. on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of Cohen Fund Audit Services, Ltd., would have caused them to make reference to the disagreement in their reports on the financial statements for such years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities of Davlin Philanthropic Fund (the "Fund"), a series of beneficial interest of the Davlin Philanthropic Funds, including the schedule of investments, as of March 31, 2013, and the related statements of operations, changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2012 and the financial highlights for each of the years or period presented through the year ended March 31, 2012 have been audited by other auditors, whose report dated  May 30, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davlin Philanthropic Fund as of March 31, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2013

Davlin Philanthropic Fund
Expense Illustration
March 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2012	March 31, 2013	October 1, 2012 to March 31, 2013

Actual	$1,000.00	$1,164.41	$8.09
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2013 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlinFunds.org or by calling 1-877-Davlin-8.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 124 Watertown Street, Suite 3B Watertown, MA 02472 Age: 74	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; and Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Age: 73	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 2003 to 2009	1	Chairman, Director, Chair of Compensation Committee, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland MA 01778 Age: 62	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Age: 47	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Director, Synqy Corporation, 2013-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 44	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 13,500

FY 2012

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 1,000

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 2,000

FY 2012

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 2,000

FY 2012

$ 2,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date June 3, 2013

*Print the name and title of each signing officer under his or her signature.